Exhibit 99.2

Acquisition of Targeted Lending Co., LLC Launching of Pioneer Specialty Financing Division April 28, 2026 | NASDAQ: PBFS

Forward-Looking Statements Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions, or future or conditional verbs, such as “will,” “would,” “should,” “could,” or “may.” Pioneer’s ability to predict results or the actual effect of future plans or strategies, including the acquisition of Targeted Lending Co., LLC (“Targeted Lending”), is inherently uncertain. No assurance can be given that the future results covered by forward-looking statements, including Pioneer’s ability to realize the expected benefits of the acquisition of Targeted Lending, will be achieved within expected time frames or at all. These statements are based on the current expectations of our management, and it is important to note that our actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including those discussed in our annual report on Form 10-K for the year ended December 31, 2025, under the heading “Risk Factors” and other filings made with the Securities and Exchange Commission (the “SEC”), including our quarterly reports on Form 10-Q. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, Pioneer does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events. Acquisition of Targeted Lending Co., LLC

About Targeted Lending Co., LLC  Targeted Lending is an equipment financing company with approximately $120 million of equipment loans on its balance sheet with more than 2,000 business customers.  Targeted Lending specializes in small-ticket equipment financing, offering loans of up to $400,000 for essential business equipment and vehicles. Through its originator-centric equipment finance platform, the company delivers a commonsense credit strategy and a robust suite of technology-enabled tools that allow originators to maintain control, efficiency, and transparency throughout the transaction lifecycle.  Targeted Lending will operate as Pioneer’s newly formed Specialty Financing division, designed to expand Pioneer’s commercial lending capabilities and offer flexible equipment financing solutions for small and mid-sized businesses across a wide range of industries nationwide. Example Equipment Financed Acquisition of Targeted Lending Co., LLC

Equipment Loan Portfolio Summary

Loan Portfolio*

- Approximately $120 million of equipment loans on its balance sheet.
- Structured as Equipment Finance Agreements:
  - Full payout non-cancellable agreements.
  - Personal guarantees of all principals of the business.
  - Even payment streams and no residuals or balloon payments.
  - Mandatory ACH of all loan payments.
- Interest rates ranging from 8.5% to 20% with an average portfolio yield of approximately 12%.
- Full term loans ranging from 12 to 72 months with an average term at origination of 54 months.

Customer Profile

- Small to medium businesses looking to buy essential business equipment.
- Broad industry diversification and a nationwide geographic customer distribution.
- Average FICO score of 716.

** - Loan portfolio information disclosed as of April 23, 2026*

Portfolio Loan Size



36%
35%
18%
11%
0 - $50K
$51K - $100K
$101K - $150K
$150K+

Customer Industry Diversification



Construction
Transportation
Landscaping
Manufacturing
Waste/Recycling
Professional
Service
Agriculture
Hospitality
Retail
Restaurants
Medical
Gas Stations/Car Washes
Fitness/Salon/Medspa
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%

PIONEER

Acquisition of Targeted Lending Co., LLC

Strategic and Financial Benefits Strategic Benefits Financial Benefits  Launch of a Specialty Lending division focused on financing essential business equipment and vehicles.  Adds a seasoned management team with extensive experience in credit underwriting, portfolio management and operations within the equipment financing industry.  Provides loan diversification across geographies and ability to scale Pioneer’s commercial and industrial loan portfolio. Potential ability to cross-sell other financial products or introduce additional loan products.  Established relationships to source loan growth through a nationwide loan originator network supported by an originator-centric equipment finance platform.  The all-cash transaction is valued at approximately $140 million in enterprise value, subject to potential adjustments for performance-based earn-out over a three-year period.  Adds approximately $120 million of loans with an average remaining term of 40 months.  Ability to replace Targeted Lending’s current funding sources with Pioneer’s lower cost of funds to potentially enhance profitability.  Introduce new non-interest sources of revenue through fee-based income.  Effective deployment of capital that is expected to be accretive to future earnings. Acquisition of Targeted Lending Co., LLC

Investor Relations Contact: Patrick J. Hughes EVP & Chief Financial Officer (518) 730-3025 InvestorRelations@pioneerny.com